EXHIBIT 21.1
List of Subsidiaries of RLJ Lodging Trust
As of December 31, 2024

SUBSIDIARY	JURISDICTION OF ORGANIZATION
RLJ LODGING TRUST, L.P.	DELAWARE
RLJ LODGING TRUST LIMITED PARTNER, LLC	DELAWARE
RLJ LODGING ACQUISITIONS, LLC	DELAWARE
RLJ LODGING TRUST MASTER TRS, INC.	DELAWARE
RLJ LODGING II REIT SUB, LLC	DELAWARE
RLJ REAL ESTATE III REIT SUB, LLC	DELAWARE
RLJ ART NASHVILLE LESSEE, LLC	DELAWARE
RLJ ART NASHVILLE, LLC	DELAWARE
RLJ C CHARLESTON HD LESSEE, LLC	DELAWARE
RLJ C CHARLESTON HD, LLC	DELAWARE
RLJ C HOUSTON HUMBLE GENERAL PARTNER, LLC	DELAWARE
RLJ C HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ C HOUSTON HUMBLE LESSEE, LP	DELAWARE
RLJ C HOUSTON HUMBLE, LP	DELAWARE
RLJ C NY UPPER EASTSIDE LESSEE, LLC	DELAWARE
RLJ C NY UPPER EASTSIDE, LLC	DELAWARE
RLJ C PORTLAND DT LESSEE, LLC	DELAWARE
RLJ C PORTLAND DT, LLC	DELAWARE
RLJ C SAN FRANCISCO GENERAL PARTNER, LLC	DELAWARE
RLJ C SAN FRANCISCO LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ C SAN FRANCISCO LESSEE, LP	DELAWARE
RLJ C SAN FRANCISCO, LP	DELAWARE
RLJ C WAIKIKI LESSEE, LLC	DELAWARE
RLJ C WAIKIKI, LLC	DELAWARE
RLJ CABANA MIAMI BEACH LESSEE, LLC	DELAWARE
RLJ CABANA MIAMI BEACH, LLC	DELAWARE
RLJ DBT KEY WEST CONDOS, LLC	DELAWARE
RLJ DBT KEY WEST LESSEE, LLC	DELAWARE
RLJ DBT KEY WEST, LLC	DELAWARE
RLJ DENVER DT, LLC	DELAWARE
RLJ DENVER DT LESSEE, LLC	DELAWARE
RLJ EM IRVINE GENERAL PARTNER, LLC	DELAWARE
RLJ EM IRVINE LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ EM IRVINE LESSEE, LP	DELAWARE
RLJ EM IRVINE, LP	DELAWARE
RLJ EM WALTHAM LESSEE, LLC	DELAWARE
RLJ EM WALTHAM, LLC	DELAWARE
RLJ HA ATLANTA MIDTOWN LESSEE, LLC	DELAWARE
RLJ HA ATLANTA MIDTOWN, LLC	DELAWARE
RLJ HGN EMERYVILLE GENERAL PARTNER, LLC	DELAWARE
RLJ HGN EMERYVILLE LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HGN EMERYVILLE LESSEE, LP	DELAWARE

EXHIBIT 21.1

RLJ HGN EMERYVILLE, LP	DELAWARE
RLJ HP FREMONT GENERAL PARTNER, LLC	DELAWARE
RLJ HP FREMONT LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HP FREMONT LESSEE, LP	DELAWARE
RLJ HP FREMONT, LP	DELAWARE
RLJ HP MADISON DT LESSEE, LLC	DELAWARE
RLJ HP MADISON DT, LLC	DELAWARE
RLJ HP WASHINGTON DC LESSEE, LLC	DELAWARE
RLJ HP WASHINGTON DC, LLC	DELAWARE
RLJ HS SEATTLE LYNNWOOD LESSEE, LLC	DELAWARE
RLJ HS SEATTLE LYNNWOOD, LLC	DELAWARE
RLJ HY ATLANTA MIDTOWN, LLC	DELAWARE
RLJ HY ATLANTA MIDTOWN LESSEE, LLC	DELAWARE
RLJ HyH CHARLOTTE LESSEE, LLC	DELAWARE
RLJ HyH CHARLOTTE, LLC	DELAWARE
RLJ HyH CYPRESS GENERAL PARTNER, LLC	DELAWARE
RLJ HyH CYPRESS LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH CYPRESS LESSEE, LP	DELAWARE
RLJ HyH CYPRESS, LP	DELAWARE
RLJ HyH EMERYVILLE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH EMERYVILLE LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH EMERYVILLE LESSEE, LP	DELAWARE
RLJ HyH EMERYVILLE, LP	DELAWARE
RLJ HyH SAN DIEGO GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SAN DIEGO LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SAN DIEGO LESSEE, LP	DELAWARE
RLJ HyH SAN DIEGO, LP	DELAWARE
RLJ HyH SAN JOSE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SAN JOSE LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SAN JOSE LESSEE, LP	DELAWARE
RLJ HyH SAN JOSE, LP	DELAWARE
RLJ HyH SAN RAMON LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SAN RAMON GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SAN RAMON LESSEE, LP	DELAWARE
RLJ HyH SAN RAMON, LP	DELAWARE
RLJ HyH SANTA CLARA GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SANTA CLARA LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH SANTA CLARA LESSEE, LP	DELAWARE
RLJ HyH SANTA CLARA, LP	DELAWARE
RLJ HyH WOODLANDS GENERAL PARTNER, LLC	DELAWARE
RLJ HyH WOODLANDS LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ HyH WOODLANDS LESSEE, LP	DELAWARE
RLJ HyH WOODLANDS, LP	DELAWARE
RLJ II - C AUSTIN DT LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ II - C AUSTIN DT LESSEE, LP	DELAWARE
RLJ II - C CHICAGO MAG MILE LESSEE, LLC	DELAWARE
RLJ II - C CHICAGO MAG MILE, LLC	DELAWARE

EXHIBIT 21.1

RLJ II - C HOUSTON GALLERIA GENERAL PARTNER, LLC	DELAWARE
RLJ II - C HOUSTON GALLERIA, L.P.	DELAWARE
RLJ II - C HOUSTON GALLERIA LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ II - C HOUSTON GALLERIA LESSEE, L.P.	DELAWARE
RLJ II - C INDY CAPITOL LESSEE, LLC	DELAWARE
RLJ II - C MIDWAY LESSEE, LLC	DELAWARE
RLJ II - C MIDWAY, LLC	DELAWARE
RLJ II - CR AUSTIN DT GENERAL PARTNER, LLC	DELAWARE
RLJ II - CR AUSTIN DT, LP	DELAWARE
RLJ II - EM DOWNEY GENERAL PARTNER, LLC	DELAWARE
RLJ II - EM DOWNEY LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ II - EM DOWNEY LESSEE, LP	DELAWARE
RLJ II - EM DOWNEY, LP	DELAWARE
RLJ II - F KEY WEST LESSEE, LLC	DELAWARE
RLJ II - F KEY WEST, LLC	DELAWARE
RLJ II - F MIDWAY LESSEE, LLC	DELAWARE
RLJ II - F MIDWAY, LLC	DELAWARE
RLJ II - HA GARDEN CITY LESSEE, LLC	DELAWARE
RLJ II - HA GARDEN CITY, LLC	DELAWARE
RLJ II - HA MIDWAY LESSEE, LLC	DELAWARE
RLJ II - HA MIDWAY, LLC	DELAWARE
RLJ II - HG MIDWAY LESSEE, LLC	DELAWARE
RLJ II - HG MIDWAY, LLC	DELAWARE
RLJ II - HOLX MIDWAY LESSEE, LLC	DELAWARE
RLJ II - HOLX MIDWAY, LLC	DELAWARE
RLJ II - INDY CAPITOL HOTELS, LLC	DELAWARE
RLJ II - MH DENVER S LESSEE, LLC	DELAWARE
RLJ II - MH DENVER S, LLC	DELAWARE
RLJ II - MH LOUISVILLE DT LESSEE, LLC	DELAWARE
RLJ II - MH LOUISVILLE DT, LLC	DELAWARE
RLJ II - MH MIDWAY LESSEE, LLC	DELAWARE
RLJ II - MH MIDWAY, LLC	DELAWARE
RLJ II - MIDWAY PARKING, LLC	DELAWARE
RLJ II - MIDWAY RESTAURANT LESSEE, LLC	DELAWARE
RLJ II - MIDWAY RESTAURANT, LLC	DELAWARE
RLJ II - R AUSTIN DT LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ II - R AUSTIN DT LESSEE, LP	DELAWARE
RLJ II - R HOUSTON GALLERIA GENERAL PARTNER, LLC	DELAWARE
RLJ II - R HOUSTON GALLERIA LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ II - R HOUSTON GALLERIA LESSEE, LP	DELAWARE
RLJ II - R HOUSTON GALLERIA, LP	DELAWARE
RLJ II - R INDY CANAL LESSEE, LLC	DELAWARE
RLJ II - R LOUISVILLE DT KY LESSEE, LLC	DELAWARE
RLJ II - R LOUISVILLE DT KY, LLC	DELAWARE
RLJ II - RH BOULDER LESSEE, LLC	DELAWARE
RLJ II - RH BOULDER, LLC	DELAWARE
RLJ II - RH PLANTATION LESSEE, LLC	DELAWARE

EXHIBIT 21.1

RLJ II - RH PLANTATION, LLC	DELAWARE
RLJ II - SLE MIDWAY LESSEE, LLC	DELAWARE
RLJ II - SLE MIDWAY, LLC	DELAWARE
RLJ II JUNIOR MEZZANINE BORROWER, LLC	DELAWARE
RLJ II JUNIOR MEZZANINE LESSEE, LLC	DELAWARE
RLJ II SENIOR MEZZANINE BORROWER, LLC	DELAWARE
RLJ II SENIOR MEZZANINE LESSEE, LLC	DELAWARE
RLJ III - C BUCKHEAD, INC	TEXAS
RLJ III - C BUCKHEAD LESSEE, LLC	DELAWARE
RLJ III - C BUCKHEAD PARENT, LLC	DELAWARE
RLJ III - EM FORT MYERS, LLC	DELAWARE
RLJ III - EM FORT MYERS LESSEE, LLC	DELAWARE
RLJ III - EM TAMPA DT, LLC	DELAWARE
RLJ III - EM TAMPA DT LESSEE, LLC	DELAWARE
RLJ III - EM WEST PALM BEACH, LLC	DELAWARE
RLJ III - EM WEST PALM BEACH LESSEE, LLC	DELAWARE
RLJ III - EM WEST PALM BEACH PARENT, LLC	DELAWARE
RLJ III - F WASHINGTON DC, LLC	DELAWARE
RLJ III - F WASHINGTON DC LESSEE, LLC	DELAWARE
RLJ III - HG NEW ORLEANS CONVENTION CENTER LESSEE, LLC	DELAWARE
RLJ III - HG NEW ORLEANS CONVENTION CENTER, LLC	DELAWARE
RLJ III - HGN HOLLYWOOD GENERAL PARTNER, LLC	DELAWARE
RLJ III - HGN HOLLYWOOD LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ III - HGN HOLLYWOOD LESSEE, LP	DELAWARE
RLJ III - HGN HOLLYWOOD, LP	DELAWARE
RLJ III - HGN PITTSBURGH GENERAL PARTNER, LLC	DELAWARE
RLJ III - HGN PITTSBURGH LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ III - HGN PITTSBURGH LESSEE, LP	DELAWARE
RLJ III - HGN PITTSBURGH, LP	DELAWARE
RLJ III - HS WASHINGTON DC, LLC	DELAWARE
RLJ III - HS WASHINGTON DC LESSEE, LLC	DELAWARE
RLJ III - R NATIONAL HARBOR LESSEE, LLC	DELAWARE
RLJ III - R NATIONAL HARBOR, LLC	DELAWARE
RLJ III - RH PITTSBURGH GENERAL PARTNER, LLC	DELAWARE
RLJ III - RH PITTSBURGH LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ III - RH PITTSBURGH LESSEE, LP	DELAWARE
RLJ III - RH PITTSBURGH, LP	DELAWARE
RLJ III - ST. CHARLES AVE HOTEL LESSEE, LLC	DELAWARE
RLJ III - ST. CHARLES AVE HOTEL, LLC	DELAWARE
RLJ MACH BOSTON LESSEE, LLC	DELAWARE
RLJ MACH BOSTON, LLC	DELAWARE
RLJ MX CHERRY CREEK LESSEE, LLC	DELAWARE
RLJ MX CHERRY CREEK, LLC	DELAWARE
RLJ R ATLANTA MIDTOWN LESSEE, LLC	DELAWARE
RLJ R ATLANTA MIDTOWN, LLC	DELAWARE
RLJ R BETHESDA LESSEE, LLC	DELAWARE
RLJ R BETHESDA, LLC	DELAWARE

EXHIBIT 21.1

RLJ R HOUSTON HUMBLE GENERAL PARTNER, LLC	DELAWARE
RLJ R HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ R HOUSTON HUMBLE LESSEE, LP	DELAWARE
RLJ R HOUSTON HUMBLE, LP	DELAWARE
RLJ R LOS ALTOS GENERAL PARTNER, LLC	DELAWARE
RLJ R LOS ALTOS LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ R LOS ALTOS LESSEE, LP	DELAWARE
RLJ R LOS ALTOS, LP	DELAWARE
RLJ S HILLSBORO LESSEE, LLC	DELAWARE
RLJ S HILLSBORO, LLC	DELAWARE
RLJ S HOUSTON HUMBLE GENERAL PARTNER, LLC	DELAWARE
RLJ S HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC	DELAWARE
RLJ S HOUSTON HUMBLE LESSEE, LP	DELAWARE
RLJ S HOUSTON HUMBLE, LP	DELAWARE
RLJ W BEACON HILL, LLC	DELAWARE
RANGERS SUB I, LLC	MARYLAND
RANGERS GENERAL PARTNER, LLC	DELAWARE
RLJ LODGING FUND II ACQUISITIONS, LLC	DELAWARE
RLJ REAL ESTATE FUND III ACQUISITIONS, LLC	DELAWARE
BHR OPERATIONS, L.L.C.	DELAWARE
BIRMINGHAM ES HOTEL, L.L.C.	DELAWARE
BIRMINGHAM ES LEASING, L.L.C.	DELAWARE
BIRMINGHAM HOTEL HOLDCO, L.L.C.	DELAWARE
BIRMINGHAM LEASING HOLDCO, L.L.C.	DELAWARE
CHARLESTON MILLS HOUSE HOTEL HOLDCO, L.L.C.	DELAWARE
CHARLESTON MILLS HOUSE HOTEL, L.L.C.	DELAWARE
CHARLESTON MILLS HOUSE LESSEE, L.L.C.	DELAWARE
DEERFIELD BEACH ES HOTEL, L.L.C.	DELAWARE
DEERFIELD BEACH ES LEASING, L.L.C.	DELAWARE
DEERFIELD BEACH HOTEL HOLDCO, L.L.C.	DELAWARE
DEERFIELD BEACH LEASING HOLDCO, L.L.C.	DELAWARE
DJONT OPERATIONS, L.L.C.	DELAWARE
DJONT/CMB BUCKHEAD LEASING, L.L.C.	DELAWARE
DJONT/CMB ORSOUTH LEASING, L.L.C.	DELAWARE
DJONT/CMB SSF LEASING, L.L.C.	DELAWARE
DJONT/JPM HOSPITALITY LEASING (SPE), L.L.C.	DELAWARE
DJONT/JPM HOSPITALITY LEASING HOLDCO (SPE), L.L.C.	DELAWARE
DJONT/JPM LEASING, L.L.C.	DELAWARE
DJONT/JPM PHOENIX LEASING, L.L.C.	DELAWARE
FCH HH KNICKERBOCKER LEASING, L.L.C.	DELAWARE
FCH HH KNICKERBOCKER OWNER, L.P.	DELAWARE
FELCOR AUSTIN DOWNTOWN HOTEL, L.L.C.	DELAWARE
FELCOR AUSTIN DOWNTOWN LESSEE, L.L.C.	DELAWARE
FELCOR CHAT-LEM, L.L.C.	DELAWARE
FELCOR DALLAS LOVE FIELD OWNER, L.L.C.	DELAWARE
FELCOR FQ HOTEL, L.L.C.	DELAWARE
FELCOR FQ LESSEE, L.L.C.	DELAWARE

EXHIBIT 21.1

FELCOR HOLDINGS TRUST	MASSACHUSETTS
FELCOR HOTEL ASSET COMPANY, L.L.C.	DELAWARE
FELCOR HOTEL OPERATING COMPANY, L.L.C.	DELAWARE
FELCOR LAX LESSEE, L.L.C.	DELAWARE
FELCOR LODGING LIMITED PARTNERSHIP	DELAWARE
FELCOR MILPITAS OWNER, L.L.C.	DELAWARE
FELCOR PENNSYLVANIA COMPANY, L.L.C.	DELAWARE
FELCOR SANTA MONICA LESSEE, L.L.C.	DELAWARE
FELCOR SANTA MONICA OWNER, L.L.C.	DELAWARE
FELCOR TRS BORROWER 4, L.L.C.	DELAWARE
FELCOR TRS HOLDINGS, L.L.C.	DELAWARE
FELCOR UNION SQUARE HOTEL, L.L.C.	DELAWARE
FELCOR UNION SQUARE LESSEE, L.L.C.	DELAWARE
FELCOR/CMB BUCKHEAD HOTEL, L.L.C.	DELAWARE
FELCOR/CMB ORSOUTH HOLDINGS, L.P.	DELAWARE
FELCOR/CMB ORSOUTH HOTEL, L.L.C.	DELAWARE
FELCOR/CMB SSF HOLDINGS, L.P.	DELAWARE
FELCOR/CMB SSF HOTEL, L.L.C.	DELAWARE
FELCOR/CSS (SPE), L.L.C.	DELAWARE
FELCOR/CSS HOLDINGS, L.P.	DELAWARE
FELCOR/CSS HOTELS, L.L.C.	DELAWARE
FELCOR/IOWA-NEW ORLEANS CHAT-LEM HOTEL, L.L.C.	DELAWARE
FELCOR/JPM HOSPITALITY (SPE), L.L.C.	DELAWARE
FELCOR/JPM HOSPITALITY HOLDCO (SPE), L.L.C.	DELAWARE
FELCOR/JPM HOTELS, L.L.C.	DELAWARE
FELCOR/JPM PHOENIX HOTEL, L.L.C.	DELAWARE
FELCOR/LAX HOTELS, L.L.C.	DELAWARE
FT. LAUDERDALE ES HOTEL, L.L.C.	DELAWARE
FT. LAUDERDALE ES LEASING, L.L.C.	DELAWARE
FT. LAUDERDALE HOTEL HOLDCO, L.L.C.	DELAWARE
FT. LAUDERDALE LEASING HOLDCO, L.L.C.	DELAWARE
HI CHAT-LEM/IOWA-NEW ORLEANS VENTURE	LOUISIANA
KNICKERBOCKER HOLDING PARTNERSHIP, L.P.	DELAWARE
KNICKERBOCKER HOTEL OWNER GP, L.L.C.	DELAWARE
KNICKERBOCKER HOTEL OWNER, L.L.C.	DELAWARE
KNICKERBOCKER LEASING HOLDCO GP, L.L.C.	DELAWARE
KNICKERBOCKER LEASING HOLDCO, L.L.C.	DELAWARE
KNICKERBOCKER MASTER LESSEE, L.P.	DELAWARE
KNICKERBOCKER TRS, L.L.C.	DELAWARE
LOVEFIELD BEVERAGE CORPORATION	TEXAS
MIAMI AP HOTEL HOLDCO, L.L.C.	DELAWARE
MIAMI AP HOTEL, L.L.C.	DELAWARE
MINNEAPOLIS ES HOTEL, L.L.C.	DELAWARE
MINNEAPOLIS ES LEASING, L.L.C.	DELAWARE
MINNEAPOLIS HOTEL HOLDCO, L.L.C.	DELAWARE
MINNEAPOLIS LEASING HOLDCO, L.L.C.	DELAWARE